SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 17, 2003


                         GENERAL MARITIME CORPORATION
          (Exact name of each Registrant as specified in its Charter)


Republic of the Marshall Islands         001-16531             06-159-7083
 (State or other jurisdiction of  (Commission File Number)    (IRS employer
  incorporation or organization)                           identification no.)


      35 West 56th Street                                      (Zip Code)
      New York, New York
(Address of principal executive
          offices)


     (Registrant's telephone number, including area code): (212) 763-5600

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Item 9.    Regulation FD Disclosure.

     Attached as Exhibit 99.1 is a press release issued by General Maritime Corporation (the "Company") announcing the pricing of the Company's private placement of $250 million face amount of Senior Notes due 2013.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


March 18, 2003

                                       GENERAL MARITIME CORPORATION


                                       By: /s/ JAMES C. CHRISTODOULOU
                                          ----------------------------------
                                          James C. Christodoulou
                                          Vice President, Chief Financial
                                          Officer and Secretary